[LOGO]
                        THE MATTERHORN GROWTH FUND, INC.

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                                  ANNUAL REPORT



























================================================================================

                               For the Year Ended
                                  June 30, 2001

                                     [LOGO]

                        THE MATTERHORN GROWTH FUND, INC.

The Matterhorn Growth Fund, Inc.

Dear Shareholder,

For the last year the market has struggled with an economic slowdown. The magnitude and length of the slowdown in the economy continues to be the key to the direction of the market. Some observers have forecasted a recession, while others have been more sanguine and have predicted a short inventory correction, confined mostly to the technology sector. It appears that the consumer holds the key to which forecast may prove to be more correct. Therefore, most of the damage has been limited to the manufacturing side. However, as layoffs continue to be announced by corporations, the potential for lower consumer spending still threatens the economy. From this perspective, it appears that various consumer confidence surveys take on added importance.

As a result of the market's struggle with the direction of the economy, corporate earnings announcements have taken on a new dimension. Typically, most negative earnings announcements are pre-announced during the final month of the quarter. The sheer magnitude of these negative announcements have tended to weigh heavily on the market during those months. This may account for the large declines in the market in March and June of this year. On the other hand, it is also interesting to note that with all the bad news out in one month, the subsequent month showed a nice rebound. Again, January and April of this year showed very positive results in the market. This makes July an interesting month to observe. This may also be a process the market must get through to find a bottom and create the necessary foundation for a recovery.

In our last report, we indicated that the weakness in the technology sector during the last several months of 2000 allowed us to purchase some of these stocks at reasonable prices. As mentioned above, the market in January of this year staged a very strong rally. We used that strength to take some profits in some of those technology stocks. However, we remain attracted to this area, still have substantial positions, and continue to be alert for opportunities to add names to the portfolio. Concerns over the

                                                                               1
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regulatory  environment in Washington created weakness in the drug stocks during the first six months of this year. We used this opportunity to add to our holdings in this area. As a result of that weakness, we added Bristol Myers Squibb and Abbott.

For the twelve months ended June 30, 2001, The Matterhorn Growth Fund, Inc. had a return of -21.89%. This compares to the Lipper Large Cap Growth Fund index performance of -33.34% and the S&P 500 of -14.83%. We continue to remain constructive and believe that the markets are near a bottom and close to a long lasting recovery.

Sincerely yours,

/s/ Gregory A. Church

Gregory A. Church
Portfolio Manager


                        The Matterhorn Growth Fund, Inc.
                        Value of $10,000 vs S&P 500 Index

                           Annual Average Total Return
                           Period Ended June 30, 2001*

                    1 Year ....................... (21.89%)
                    5 Year .......................   6.58%
                    10 Year ......................  10.48%
                    Since Inception ..............  11.14%

                                  The Matterhorn       S & P 500
                                 Growth Fund, Inc.    Index w/inc.
                                 -----------------    ------------
              9/27/88                10,000.00         10,000.00
              6/30/89                12,279.41         11,853.43
              6/30/90                13,799.02         13,346.01
              6/30/91                14,215.69         13,835.83
              6/30/92                15,441.18         15,214.34
              6/30/93                19,901.61         16,794.53
              6/30/94                21,016.54         16,561.17
              6/30/95                25,085.45         20,306.79
              6/30/96                27,996.13         24,999.25
              6/30/97                30,977.27         32,995.60
              6/30/98                34,501.96         42,266.46
              6/30/99                41,783.02         51,170.58
              6/30/00                49,295.61         54,225.46
              6/30/01                38,504.80         46,183.83

Past performance is not predictive of future performance.

* The returns shown do not reflect deduction of taxes that a shareholders would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. The S&P 500 Index is unmanaged and returns include reinvested dividends.

2
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                        The Matterhorn Growth Fund, Inc.

SCHEDULE OF INVESTMENTS at June 30, 2001
--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS: 92.7%

Beverages: 4.7%
     8,000     PepsiCo, Inc.                                        $   353,600
                                                                    -----------
Drugs & Pharmaceuticals: 29.1%
     5,000     Abbott Laboratories                                      240,050
     6,000     Bristol-Myers Squibb Co.                                 313,800
     5,000     Elan Corp PLC, ADR *                                     305,000
     5,000     Eli Lilly & Co.                                          370,000
     7,966     GlaxoSmithKline Plc - ADR                                447,690
    10,000     Johnson & Johnson                                        500,000
                                                                    -----------
                                                                      2,176,540
                                                                    -----------
Electronic Components: 3.5%
     3,000     Agilent Technologies, Inc. *                              97,500
    10,000     Corning, Inc.                                            167,100
                                                                    -----------
                                                                        264,600
                                                                    -----------
Insurance - Multiline: 5.5%
     6,000     Hartford Financial Services Group, Inc.                  410,400
                                                                    -----------
Media/Entertainment: 2.2%
     8,000     General Motors Corp. - Class H *                         162,000
                                                                    -----------
Office Equipment & Supplies: 10.9%
     8,000     Hewlett-Packard Co.                                      228,800
     6,000     LSI Logic Corp. *                                        112,800
    30,000     Sun Microsystems, Inc. *                                 474,900
                                                                    -----------
                                                                        816,500
                                                                    -----------
Oil & Gas: 5.8%
     4,000     Texaco, Inc.                                             266,400
     5,000     The Williams Companies, Inc.                             164,750
                                                                    -----------
                                                                        431,150
                                                                    -----------
Oil - Field Services: 2.9%
     6,000     Halliburton Co.                                          213,600
                                                                    -----------
Retail: 1.6%
     8,000     Intimate Brands, Inc.                                    120,560
                                                                    -----------
Semiconductors: 2.1%
     5,000     Texas Instruments, Inc.                                  157,500
                                                                    -----------
Software: 4.3%
     5,000     First Data Corp.                                         321,250
                                                                    -----------
Telecommunications: 10.1%
     7,000     Qwest Communications International                       223,090
    10,000     Verizon Communications                                   535,000
                                                                    -----------
                                                                        758,090
                                                                    -----------
Telecommunications - Services: 10.0%
     5,000     AT&T Corp.                                               110,000
     7,000     BellSouth Corp.                                          281,890
     9,000     SBC Communications, Inc.                                 360,540
                                                                    -----------
                                                                        752,430
                                                                    -----------
TOTAL COMMON STOCKS
    (cost $6,202,867)                                                 6,938,220
                                                                    -----------

                                                                               3
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                        The Matterhorn Growth Fund, Inc.


SCHEDULE OF INVESTMENTS at June 30, 2001 (Continued)
--------------------------------------------------------------------------------
Principal
 Amount                                                                Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT: 8.2%

Money Market Investment: 8.2%

  $610,982     Firstar Stellar Treasury Fund
               (cost $610,982)                                      $   610,982
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES
   (cost $6,813,849): 100.9%                                          7,549,202

   Liabilities in excess of Other Assets: (0.9)%                        (70,255)
                                                                    -----------

   NET ASSETS: 100.0%                                               $ 7,478,947
                                                                    ===========

*    Non-income producing security.

ADR - American Depository Receipt

     At June 30, 2001, the basis of investments for federal income tax purposes was $6,868,287. Unrealized appreciation and depreciation were as follows:

           Gross unrealized appreciation                            $ 1,022,633
           Gross unrealized depreciation                               (341,718)
                                                                    -----------
           Net unrealized appreciation                              $   680,915
                                                                    ===========

See accompanying Notes to Financial Statements.

4
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                        The Matterhorn Growth Fund, Inc.


STATEMENT OF ASSETS AND LIABILITIES at June 30, 2001
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $6,813,849) .........    $ 7,549,202
  Receivables:
    Securities sold .............................................        220,759
    Dividends and interest ......................................          5,991
    Fund shares sold ............................................          1,162
  Prepaid expenses and other assets .............................         15,013
  Collateral for securities loaned, at fair value (Note F) ......      2,282,800
                                                                     -----------
       Total assets .............................................     10,074,927
                                                                     -----------
LIABILITIES
  Payables:
    Securities purchased ........................................        263,300
    Fund shares redeemed ........................................         15,320
    Due to advisor ..............................................          6,793
    Distribution fees ...........................................          1,589
    Administration fees .........................................            220
  Payable upon return of securities loaned (Note F) .............      2,282,800
  Accrued expenses ..............................................         25,958
                                                                     -----------
       Total liabilities ........................................      2,595,980
                                                                     -----------

  NET ASSETS.....................................................    $ 7,478,947
                                                                     ===========
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($7,478,947/1,174,931 shares outstanding; 100,000,000 shares
  authorized with $.001 par value) ..............................    $      6.37
                                                                     ===========
COMPONENTS OF NET ASSETS
  Paid-in capital ...............................................    $ 6,416,378
  Accumulated net realized gain on investments ..................        327,216
  Net unrealized appreciation on investments ....................        735,353
                                                                     -----------
       Net assets ...............................................    $ 7,478,947
                                                                     ===========

See accompanying Notes to Financial Statements.

                                                                               5
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                        The Matterhorn Growth Fund, Inc.


STATEMENT OF OPERATIONS For the Year Ended June 30, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income
    Dividends ..................................................    $    97,012
    Interest ...................................................         24,980
    Other ......................................................          2,751
                                                                    -----------
       Total income ............................................        124,743
                                                                    -----------
  Expenses
    Advisory fees ..............................................         85,612
    Professional fees ..........................................         44,309
    Administration fees ........................................         40,000
    Distribution fees ..........................................         21,403
    Transfer agent fees ........................................         20,710
    Fund accounting fees .......................................         17,706
    Audit fees .................................................         14,706
    Registration expense .......................................         12,916
    Legal fees .................................................         11,937
    Reports to shareholders ....................................          7,736
    Trustee fees ...............................................          6,794
    Custody fees ...............................................          6,694
    Miscellaneous ..............................................          6,595
    Insurance expense ..........................................          1,008
                                                                    -----------
       Total expenses ..........................................        298,126
                                                                    -----------
          NET INVESTMENT LOSS ..................................       (173,383)
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments ..............................       500,929
  Net unrealized depreciation on investments ....................    (2,448,147)
                                                                    -----------
       Net realized and unrealized loss on investments ..........    (1,947,218)
                                                                    -----------
          NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS...   $(2,120,601)
                                                                    ===========

See accompanying Notes to Financial Statements.

6
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                        The Matterhorn Growth Fund, Inc.


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 YEAR ENDED         YEAR ENDED
                                                               JUNE 30, 2001       JUNE 30, 2000
                                                               -------------       -------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss ........................................    $  (173,383)        $  (184,573)
Net realized gain on investments ...........................        500,929             955,233
  Net unrealized appreciation (depreciation)
   on investments ..........................................     (2,448,147)            761,069
                                                                -----------         -----------
       NET INCREASE (DECREASE) IN NET ASSETS
        RESULTING FROM OPERATIONS ..........................     (2,120,601)          1,531,729
                                                                -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS
  From net realized gain ...................................       (527,423)           (387,572)

CAPITAL SHARE TRANSACTIONS (a)
  Net increase (decrease) in net assets derived from
   net change in outstanding shares ........................        454,465            (663,177)
                                                                -----------         -----------
       TOTAL INCREASE (DECREASE) IN NET ASSETS .............     (2,193,559)            480,980

NET ASSETS
  Beginning of year ........................................      9,672,506           9,191,526
                                                                -----------         -----------
  END OF YEAR ..............................................    $ 7,478,947         $ 9,672,506
                                                                ===========         ===========

(a)  A summary of capital share transactions is as follows:

                                          YEAR ENDED                   YEAR ENDED
                                        JUNE 30, 2001                JUNE 30, 2000
                                 --------------------------    --------------------------
                                    Shares         Value         Shares          Value
                                 -----------    -----------    -----------    -----------
Shares sold                          92,825     $   703,250        60,890     $   480,027
Shares issued in reinvestment
  of distributions                   71,337         507,919        49,385         371,873
Shares redeemed                    (100,471)       (756,704)     (192,569)     (1,515,077)
                                  ---------     -----------     ---------     -----------
Net increase (decrease)              63,691     $   454,465       (82,294)    $  (663,177)
                                  =========     ===========     =========     ===========

See accompanying Notes to Financial Statements.

                                                                               7
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                        The Matterhorn Growth Fund, Inc.


FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period
--------------------------------------------------------------------------------

                                                                       YEAR ENDED JUNE 30,
                                                  ----------------------------------------------------------
                                                   2001         2000         1999        1998         1997
                                                  -------      -------      -------     -------      -------
Net asset value, beginning of year ...........    $  8.70      $  7.70      $  7.29     $  6.82      $  7.00
                                                  -------      -------      -------     -------      -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss ........................      (0.15)       (0.17)       (0.15)      (0.11)       (0.07)
  Net realized and unrealized gain (loss)
   on investments ............................      (1.70)        1.50         1.52        0.85         0.74
                                                  -------      -------      -------     -------      -------
Total from investment operations .............      (1.85)        1.33         1.37        0.74         0.67
                                                  -------      -------      -------     -------      -------
LESS DISTRIBUTIONS:
  From net realized gain .....................      (0.48)       (0.33)       (0.93)      (0.27)       (0.85)
  Return of capital ..........................         --           --        (0.03)         --           --
                                                  -------      -------      -------     -------      -------
Total distributions ..........................      (0.48)       (0.33)       (0.96)      (0.27)       (0.85)
                                                  -------      -------      -------     -------      -------
Net asset value, end of year .................    $  6.37      $  8.70      $  7.70     $  7.29      $  6.82
                                                  =======      =======      =======     =======      =======
Total return .................................     (21.89%)      17.98%       21.10%      11.22%       10.81%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (millions) .........    $   7.5      $   9.7      $   9.2     $   9.0      $   9.2

RATIO TO AVERAGE NET ASSETS:
  Expenses ...................................       3.48%        3.22%        3.57%       3.65%        4.00%*
  Net investment loss ........................      (2.03%)      (2.01%)      (2.12%)     (1.32%)      (1.23%)
  Portfolio turnover rate ....................     122.47%      101.94%       68.93%     115.28%      137.38%

* In the absence of the expense reimbursement, expenses would have been 4.17% of average net assets for the year ended June 30, 1997.

See accompanying Notes to Financial Statements.

8
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                        The Matterhorn Growth Fund, Inc.


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Matterhorn Growth Fund, Inc. (the "Fund") was incorporated in the state of Maryland on May 2, 1980 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's objective is to seek long-term capital appreciation for shareholders.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Security Valuation. Securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there has been no sales, at the mean between the last bid and asked prices, and at the closing bid price for other securities traded in the over-the-counter market. Short-term investments with less than 60 days to maturity when acquired by the Fund are valued on an amortized cost basis. All other securities are valued at fair value as determined in good faith by the Board of Directors.

     B.   Security  Transactions  and  Related  Investment  Income.   Securities
          transactions are accounted for on the trade date. The cost of securities sold is determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

          It is the Fund's policy to take possession of securities as collateral under repurchase agreements and to determine, on a daily basis, that the value of such securities are sufficient to cover the value of the repurchase agreements.

     C. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     D. Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

     E. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the

                        The Matterhorn Growth Fund, Inc.

--------------------------------------------------------------------------------

          reported  amounts  of  assets  and  liabilities  at  the  date  of the
          financial   statements.   Actual   results  could  differ  from  those
          estimates.

     F. Loans of Fund Securities. The Fund may lend its portfolio securities to banks, brokers and dealers. Lending fund securities exposes a Fund to risks such as (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral with the Fund's custodian, marked to market daily, in the form of cash and/or U.S. government obligations, in an amount at least equal to 102% of the market value of the loaned securities.

          At June 30, 2001, the Fund had securities valued at $2,182,790 on loan to brokers. For collateral the Fund received $2,282,800. Income from securities lending, which is included in "Other Income" on the Statement of Operations, amounted to $1,595.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     A. Investment Advisory Agreements. Pursuant to an Advisory Agreement with Matterhorn Asset Management Corporation (the "Adviser"), the Adviser receives a fee, payable monthly, at the annual rate of 1.00% of the Fund's daily average net assets. The advisory fee paid to the Adviser for the year ended June 30, 2001 totaled $85,612.

          The Fund is responsible for its own operating expenses.

     B. Distribution Agreements. Bainbridge Securities Inc. ("Bainbridge") acts as distributor for shares of the Fund pursuant to a Distribution Agreement. Bainbridge is an affiliate of the Adviser. For the year ended June 30, 2001, Bainbridge received as commissions $41,596 from the Fund in connection with the purchases and sales of securities in the Fund's portfolio. C. Distribution Plan. The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that the Fund will pay Bainbridge an aggregate distribution fee, payable monthly, at the annual rate of 0.25% of the Fund's average daily net assets. The fee is paid to Bainbridge as compensation for its services rendered.

                        The Matterhorn Growth Fund, Inc.

--------------------------------------------------------------------------------

     D. Administration Agreement. Pursuant to an administration agreement with Investment Company Administration, L.L.C. ("Administrator"), the Fund pays the Administrator a monthly fee for its services at the annual rate of 0.10% of the Fund's average daily net assets, subject to a minimum annual fee of $40,000.

     E. Other. The Fund pays each Director who is not an "interested person" a $300 attendance fee and reimburses them for expenses incurred to attend the meetings. Certain officers and Directors of the Fund are also officers and/or Directors of the Adviser, Administrator and Distributor.

     F. Professional Fees. Payments were also made to an employee of the Adviser for professional services in the amount of $44,309 for the year ended June 30, 2001.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and proceeds from the sales of securities, excluding short-term investments, for the year ended June 30, 2001, were $10,004,336 and $10,735,504 respectively.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

To the Board of Directors
and Shareholders of
The Matterhorn Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Matterhorn Growth Fund, Inc., as of June 30, 2001, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended June 30, 1999 were audited by other auditors whose report, dated July 21, 1999, expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Matterhorn Growth Fund, Inc. as of June 30, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                        TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
July 25, 2001

================================================================================


                               Investment Adviser
                    MATTERHORN ASSET MANAGEMENT CORPORATION
                       301 Oxford Valley Road, Suite 802B
                           Yardley, Pennsylvania 19067


                                   Distributor
                           BAINBRIDGE SECURITIES INC.
                       301 Oxford Valley Road, Suite 801B
                           Yardley, Pennsylvania 19067

                                    Custodian
                     FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                                 Transfer Agent
                          AMERICAN DATA SERVICES, INC.
                          150 Motor Parkway, Suite 109
                            Happauge, New York 11788
                                 1-800-637-3901


================================================================================

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Due to market volatility fund performance may fluctuate substantially over short-term and current performance may differ from that shown. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.